Page 1 of 4




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 28, 1997

                            CORONADO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

  NEVADA                          33-33034-NY                       223161629

(State or other               (Commission File                    (IRS Employer
 Jurisdiction of                    Number)                       Identification
 Incorporation)                                                       Number)


      16929 East Enterprise Drive, Suite 202, Fountain Hills, Arizona      85268
               (Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, including area code: (602) 837-6810

                                       N/A
          (Former name or former address, if changed since last report)

                                     Total number of pages including exhibits: 4
                                                        Exhibit index on page: 2

Item 7.           Financial Statements and Exhibits.

(c)   Exhibits                                                             Page:
                                                                           -----
      (16)   Letters Regarding Change in Certifying Accountant

             16.1          Response letter of former certifying accountant
                           Arthur Andersen LLP.................................3



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORONADO INDUSTRIES, INC.
                                        a Nevada corporation
                                          (Registrant)


April 15, 1997                          By:      (signed) Gary R. Smith
                                                ---------------------------
                                                 Gary R. Smith, President
                                                  (Signature)
                                        2